Exhibit 10.35

Assessor’s Parcel No.: 162-21-210-003;
162-21-210-004;
162-21-210-005

PREPARED BY AND UPON
RECORDATION RETURN TO:
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004

MAIL TAX STATEMENTS TO:
PH Fee Owner LLC
3667 Las Vegas Blvd. South
Las Vegas, Nevada  89109
Attention: Controller

PH FEE OWNER LLC

and

OPBIZ, L.L.C.

collectively, as Borrower

to

COLUMN FINANCIAL, INC.,
as Lender

ASSIGNMENT OF LEASES AND RENTS

Dated:	As of November 30, 2006

Location:	Las Vegas, Nevada

County:	Clark

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”), dated as of November 30, 2006, made by PH FEE OWNER LLC, a Delaware limited liability company (“Fee Owner”), and OPBIZ, L.L.C., a Nevada limited liability company (“OpBiz” and, together with Fee Owner, individually or collectively as the context indicates “Borrower”), each having its principal place of business c/o OpBiz, L.L.C., 3667 Las Vegas Boulevard South, Las Vegas, Nevada 89109 collectively as assignor, for the benefit of COLUMN FINANCIAL, INC., a Delaware corporation, having an address at 11 Madison Avenue, New York, New York 10010, as assignee (“Lender”).

W I T N E S S E T H:

WHEREAS, this Assignment is given in connection with a loan in the principal sum of up to Eight Hundred Twenty Million and No/100 Dollars ($820,000,000) (the “Loan”) made by Lender to Borrower pursuant to that certain Loan Agreement, dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein shall have the respective meanings specified in the Loan Agreement) and evidenced by that certain Promissory Note, dated the date hereof, given by Borrower to Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, payment of the Debt and the performance of all of Borrower’s obligations under the Note, the Loan Agreement and the other Loan Documents are secured by, inter alia, that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Finance Filing, dated as of the date hereof, made by Borrower to First American Title Insurance Company, a New York corporation, as trustee, for the benefit of Lender, as beneficiary (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Security Instrument”);

WHEREAS, Borrower desires to further secure the payment of the Debt and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, this Assignment is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents is secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Assignment.

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Assignment:

ARTICLE 1.
ASSIGNMENT

Section 1.1.            Property Assigned.  Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

(a)           Leases.  All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements made a part hereof (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or a right to use or occupy, all or any portion of any space in that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, including, without limitation, (i) that certain Lease Agreement dated as of the date hereof, between Fee Owner, as lessor, and OpBiz, as lessee for the Hotel Component (as defined in the Loan Agreement) and (ii) that certain Lease Agreement, dated as of the date hereof, between Fee Owner, as lessor, and OpBiz, as lessee for the Casino Component (as defined in the Loan Agreement), together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon or therein (collectively, the “Property”) and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

(b)           Other Leases and Agreements.  All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”), together with any extension, renewal or replacement of the same.  This Assignment of other present and future leases and present and future agreements is effective without further or supplemental assignment.  The “leases” described in Section 1.1(a) and the leases and other agreements described in this Section 1.1(b) are collectively referred to as the “Leases”.

(c)           Rents.  All rents, rent equivalents, income, receivables, revenues, receipts, insurance proceeds, deposits and profits arising from the Leases and renewals thereof together with all rents, rent equivalents, income, fees, receivables, accounts, profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses), charges for services rendered and any and all payment and consideration of whatever form or nature received by Borrower or its agents or employees from any and all sources relating to the use, enjoyment and occupancy of the Property whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”).

(d)           Bankruptcy Claims.  All of Borrower’s claims and rights (the “Bankruptcy Claims”) to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code.

(e)           Lease Guaranties.  All of Borrower’s right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support (individually, a “Lease Guaranty”, collectively, the “Lease Guaranties”) given by any guarantor or other Person in connection with any of the Leases or leasing commissions (individually, a “Lease Guarantor”, collectively, the “Lease Guarantors”) to Borrower.

(f)            Proceeds.  All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

(g)           Other.  All rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive and collect all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

(h)           Entry.  The right, at Lender’s option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

(i)            Power of Attorney.  Borrower’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

(j)            Other Rights and Agreements.  Any and all other rights of Borrower in and to the items set forth in Sections 1.1(a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

ARTICLE 2.
TERMS OF ASSIGNMENT

Section 2.1.            Present Assignment And License Back.  It is intended by Borrower that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only.  Nevertheless, subject to the terms of this Section 2.1 and the Security Instrument, Lender grants to Borrower a revocable license prior to an Event of Default (as defined in the Loan Agreement) to collect, receive, use and enjoy the Rents and other sums due under the Leases and Lease Guaranties and Borrower shall hold such Rents and all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

Section 2.2.            Notice To Lessees.  Borrower hereby authorizes and directs the lessees named in the Leases or any other future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of this Assignment and that an Event of Default (as defined in the Loan Agreement) exists, and to continue so to do until otherwise notified by Lender.

Section 2.3.            Incorporation By Reference.  All representations, warranties, covenants, conditions and agreements contained in the Loan Agreement and the other Loan Documents as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

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ARTICLE 3.
REMEDIES

Section 3.1.            Remedies of Lender.  Upon the occurrence of an Event of Default, the license granted to Borrower in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property.  In addition, Lender may, at its option, without waiving such Event of Default, without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as Lender may deem proper and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding:  (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys’ fees.  In addition, upon the occurrence of an Event of Default, Lender, at its option, may (i) complete any construction on the Property in such manner and form as Lender deems advisable, (ii) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify any Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (iii) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Borrower or (iv) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

Section 3.2.            Other Remedies.  Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Loan Agreement, the Note, or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof.  The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.  Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff,

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counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Borrower under this Assignment, the Loan Agreement, the Note, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Loan Agreement, the Note, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower’s right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

Section 3.3.            Other Security.  Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

Section 3.4.            Non-Waiver.  The exercise by Lender of the option granted to Lender in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Note, the Loan Agreement, the Leases, this Assignment or the other Loan Documents.  The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment.  Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Loan Agreement, the Note or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Loan Agreement, the Note, or the other Loan Documents.  Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect.  Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment.  The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

Section 3.5.            Bankruptcy.  (a)  Upon the occurrence of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b)           If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days’ prior notice of the date on which Borrower shall apply to the bankruptcy

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court for authority to reject the Lease.  Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease.  If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

ARTICLE 4.
NO LIABILITY, FURTHER ASSURANCES

Section 4.1.            No Liability of Lender.  This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender.  Lender shall not be liable for any loss sustained by Borrower resulting from Lender’s failure to let the Property after an Event of Default or from any other act or omission of Lender in managing the Property after an Event of Default unless such loss is caused by gross negligence, the willful misconduct or bad faith of Lender.  Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall, and hereby agrees to, indemnify Lender for, and to hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties.  Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys’ fees, shall be secured by this Assignment and the other Loan Documents and Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, to the extent permitted by applicable law, declare all sums secured by this Assignment and the other Loan Documents immediately due and payable.  This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property including, without limitation, the presence of any Hazardous Substances (as defined in the Environmental Indemnity), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

Section 4.2.            No Mortgagee in Possession.  Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession” in the absence of the taking of actual possession of the Property by Lender.  In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

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Section 4.3.            Further Assurances.  Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

ARTICLE 5.
MISCELLANEOUS PROVISIONS

Section 5.1.            No Oral Change.  This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 5.2.            Defined Terms.  All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

Section 5.3.            General Definitions.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note, the word “Note” shall mean “the Note and any other evidence of indebtedness secured by the Loan Agreement, the word “Property” shall include any portion of the Property and any interest therein, the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorney’s, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.  Terms used herein that are defined in Article 8 and Article 9 of the UCC and not otherwise defined herein or by reference herein have the meaning assigned to such terms therein.

Section 5.4.            Inapplicable Provisions.  If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

Section 5.5.            Governing Law.  This Assignment shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

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Section 5.6.            Termination of Assignment.  Upon indefeasible repayment in full of the Debt, this Assignment shall be deemed automatically terminated and of no further force or effect.

Section 5.7.            Notices.  All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

Section 5.8.            Waiver of Trial by Jury.  BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS ASSIGNMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

Section 5.9.            Exculpation.  The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force as if fully set forth herein.

Section 5.10.          Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

Section 5.11.          Headings, Etc.  The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 5.12.          Joint and Several Liability. If Borrower consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, Borrower has executed this Assignment as of the day and year first above written.

BORROWER:	PH FEE OWNER LLC, a Delaware limited liability company

By:
Name:
Title:

OPBIZ, L.L.C., a Nevada limited liability company

By:
Name:
Title:

STATE OF	)
) ss.
County of	)

This instrument was acknowledged before me on                  , 200   , by                           , as                       of                        , a[n]                       limited liability company, on behalf of such company.

(SEAL)

Notary Public
My commission will expire:

STATE OF	)
) ss.
County of	)

This instrument was acknowledged before me on                  , 200   , by                           , as                       of                        , a[n]                       limited liability company, on behalf of such company.

(SEAL)

Notary Public
My commission will expire:

EXHIBIT A

Legal Description of Property

PARCEL ONE (1):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NE AS SHOWN IN FILE 111, PAGE 85 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NE

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION: AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, THENCE NORTH 01°28’29” WEST, ALONG THE WEST LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, A DISTANCE OF 1175.72 FEET TO A POINT ON THE WESTERLY PROLONGATION OF THE NORTH LINE OF SAID LOT 1, THENCE ALONG SAID WESTERLY PROLONGATION, NORTH 89°23’20” EAST, 107.55 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE CONTINUING ALONG THE NORTH LINE OF SAID LOT 1, NORTH 89°23’20” EAST, 1203.33 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 89°23’20” EAST, 252.84 FEET TO THE WESTERLY RIGHT-OF-WAY OF AUDRIE LANE; THENCE ALONG SAID WESTERLY RIGHT-OF-WAY, SOUTH 00°36’40” EAST, 141.47 FEET; THENCE DEPARTING SAID WESTERLY RIGHT-OF-WAY, SOUTH 89°23’20” WEST, 252.84 FEET; THENCE NORTH 00°36’40” WEST, 141.47 FEET TO THE POINT OF BEGINNING.

PARCEL TWO (2):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL ND AS SHOWN IN FILE 111, PAGE 86 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL ND

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96 PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA MORE PARTICULARLY

DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, THENCE NORTH 01°28’29” WEST, ALONG THE WEST LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, A DISTANCE OF 1175.72 FEET TO A POINT ON THE WESTERLY PROLONGATION OF THE NORTH LINE OF SAID LOT 1; THENCE ALONG SAID WESTERLY PROLONGATION, NORTH 89°23’20” EAST, 107.55 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH, THENCE CONTINUING ALONG THE NORTH LINE OF SAID LOT 1, NORTH 89°23’20” EAST, 995.09 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 89°23’20” EAST, 208.25. FEET; THENCE SOUTH 00°36’40” EAST 130.25 FEET; THENCE SOUTH 89°27’06” WEST, 206.64 FEET; THENCE NORTH 00°24’51” WEST, 74.89 FEET; THENCE SOUTH 89°26’04” WEST 1.87 FEET; THENCE NORTH 00°36’40” WEST, 55.14 FEET TO THE POINT OF BEGINNING.

PARCEL THREE (3):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA18 AS SHOWN IN FILE 111, PAGE 96 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION:

PARCEL NA18:

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST, 315.36 FEET ALONG THE SOUTH LINE OF SAID NORTHWEST QUARTER (NW 1/4) AND THE CENTERLINE OF SAID HARMON AVENUE; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 392.23 FEET; THENCE NORTH 00°28’50” WEST, 177.37 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00°58’05” WEST, 13.50 FEET; THENCE NORTH 89°26’34” EAST, 13.10 FEET; THENCE SOUTH 00°19’14” WEST, 2.01 FEET; THENCE NORTH 88°58’21” EAST, 2.57 FEET; THENCE SOUTH 00°44’18” EAST, 10.88 FEET; THENCE SOUTH 87°09’13” WEST, 15.58 FEET TO THE POINT OF BEGINNING.

PARCEL NA18 HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL FOUR (4):

EXPLANATION

THIS LEGAL DESCRIBES PARCEL NA17 AS SHOWN IN FILE 111, PAGE 97 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION:

PARCEL NA17

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE ALONG THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, NORTH 89°31’10” EAST, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 590.00 FEET TO THE EAST RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EAST RIGHT-OF-WAY, NORTH 00°36’27” WEST, 190.49 FEET; THENCE DEPARTING SAID EAST RIGHT-OF-WAY, NORTH 89°23’33” EAST, 125.51 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°26’17” EAST, 28.49 FEET; THENCE SOUTH 00°22’17” EAST, 17.42 FEET; THENCE SOUTH 88°42’49” WEST, 7.89 FEET; THENCE NORTH 00°41’59” WEST, 10.28 FEET; THENCE SOUTH 88°57’02” WEST, 20.52 FEET; THENCE NORTH 00°33’51” WEST, 7.41 FEET TO THE POINT OF BEGINNING.

PARCEL NA17 HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL FIVE (5):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA7 AS SHOWN IN FILE 111, PAGE 98 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION:

PARCEL NA7

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 590.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 416.51 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89°23’33” EAST, 436.67 FEET TO THE POINT OF BEGINNING; THENCE NORTH 45°12’47” EAST, 2.26 FEET; THENCE NORTH 24°20’07” EAST, 42.08 FEET; THENCE NORTH 65°15’05” EAST, 17.37 FEET; THENCE NORTH 89°21’48” EAST, 43.37 FEET; THENCE NORTH 59°33’09” EAST, 33.81 FEET; THENCE NORTH 72°29’03” EAST, 59.84 FEET; THENCE SOUTH 64°39’13” EAST, 13.45 FEET; THENCE SOUTH 55°25’35” WEST, 9.45 FEET; THENCE SOUTH 25°15’30” EAST, 8.73 FEET; THENCE SOUTH 24°28’49” WEST, 13.76 FEET; THENCE NORTH 65°40’35” WEST, 7.37 FEET; THENCE SOUTH 23°19’04” WEST, 29.88 FEET; THENCE NORTH 64°56’42” WEST, 25.44 FEET; THENCE SOUTH 60°12’34” WEST, 4.24 FEET; THENCE SOUTH 24°17’28” WEST, 15.74 FEET; THENCE SOUTH 64°37’10” EAST, 18.23 FEET; THENCE SOUTH 24°13’36” WEST, 16.26 FEET; THENCE NORTH 65°46’24” WEST, 34.86 FEET; THENCE SOUTH 89°24’55” WEST, 56.22 FEET; THENCE SOUTH 64°19’48” WEST, 36.37 FEET; THENCE NORTH 45°48’06” WEST, 5.16 FEET TO THE POINT OF BEGINNING.

PARCEL NA7 HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL SIX (6):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA5 AS SHOWN IN FILE 111, PAGE 99 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION:

PARCEL NA5

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY

RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 433.44 FEET; THENCE NORTH 00°45’37” WEST, 132.98 FEET; THENCE NORTH 89°23’33” EAST, 79.88 FEET TO THE POINT OF BEGINNING; THENCE NORTH 62°47’57” EAST, 6.33 FEET; THENCE SOUTH 25°54’06” EAST, 7.11 FEET; THENCE SOUTH 62°47’57” WEST, 2.09 FEET; THENCE SOUTH 00°03’19” EAST, 2.47 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT NO 1; THENCE CONTINUING SOUTH 00°03’19” EAST, 23.04 FEET; THENCE SOUTH 89°37’20” WEST, 6.88 FEET; THENCE NORTH 00°03’19” WEST, 22.98 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 2; THENCE CONTINUING NORTH 00°03’19” WEST, 7.03 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA: BEGINNING AT THE AFOREMENTIONED POINT NO. 2; THENCE NORTH 89°08’33’ EAST, 6.88 FEET TO THE AFOREMENTIONED POINT NO. 1; THENCE SOUTH 00°03’19” EAST, A SLOPE DISTANCE OF 18.59 FEET AT A VERTICAL ANGLE ABOVE THE HORIZON OF 32°32’40” TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 3; THENCE SOUTH 89°08’33” WEST 6.88 FEET; THENCE NORTH 00°03’19” WEST, A SLOPE DISTANCE OF 18.59 FEET AT A VERTICAL ANGLE BELOW THE HORIZON OF 32°32’40” TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 3; THENCE SOUTH 00°03’19” EAST, 7.37 FEET; THENCE SOUTH 89°37’20” WEST, 6.88 FEET; THENCE NORTH 00°03’19” WEST, 7.31 FEET; THENCE NORTH 89°08’33” EAST, 6.88 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL SEVEN (7):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA16 AS SHOWN IN FILE 111, PAGE 100 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA16

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE

PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 590.00 FEET TO THE EAST RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EAST RIGHT-OF-WAY, NORTH 00°36’27” WEST, 691.42 FEET; THENCE NORTH 00°54’27” WEST, ALONG SAID EAST RIGHT-OF-WAY 114.38 FEET; THENCE DEPARTING SAID EAST RIGHT-OF-WAY, NORTH 89°23’20” EAST, 372.54 FEET; THENCE SOUTH 00°36’40” EAST, 55.06 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°46’32” EAST, 8.53 FEET; THENCE SOUTH 89°25’26” WEST, 25.25 FEET; THENCE SOUTH 00°38’15” EAST, 26.32 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 1; THENCE SOUTH 00°36’55” EAST, 15.65 FEET; THENCE SOUTH 89°21’31” WEST, 11.73 FEET; THENCE NORTH 00°38’29” WEST, 2.45 FEET; THENCE SOUTH 89°23’05” WEST, 91.95 FEET; THENCE SOUTH 00°38’29” EAST, 2.51 FEET; THENCE SOUTH 89°21’31” WEST, 10.51 FEET; THENCE NORTH 00°36’55” WEST, 15.67 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 2; THENCE NORTH 00°36’55” WEST, 48.54 FEET; THENCE NORTH 89°16’02” EAST, 13.84 FEET; THENCE SOUTH 00°46’36” EAST, 13.48 FEET; THENCE SOUTH 89°28’45” WEST, 2.88 FEET; THENCE SOUTH 00°38’29” EAST, 25.56 FEET; THENCE NORTH 89°21’31” EAST, 91.45 FEET; THENCE NORTH 00°38’29” WEST, 25.37 FEET; THENCE NORTH 89°28’45” EAST, 36.96 FEET TO THE POINT OF BEGINNING.

PARCEL NA16 HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 1; THENCE SOUTH 00°36’55” EAST, A SLOPE DISTANCE OF 18.57 FEET AT A VERTICAL ANGLE ABOVE THE HORIZON OF 32°32’40”; THENCE SOUTH 89°21’31” WEST, 11.73 FEET; THENCE NORTH 00°38’29” WEST, A SLOPE DISTANCE OF 18.57 FEET AT A VERTICAL ANGLE BELOW THE HORIZON OF 32°32’40”; THENCE NORTH 89°23’05” EAST, 11.73 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 2; THENCE NORTH 89°21’31” EAST, 10.51 FEET; THENCE SOUTH 00°38’29” EAST, A SLOPE DISTANCE OF 18.57 FEET AT A VERTICAL ANGLE ABOVE THE HORIZON OF 32°32’40”; THENCE SOUTH 89°21’31” WEST, 10.51 FEET; THENCE NORTH 00°36’55” WEST, A SLOPE DISTANCE OF 18.57 FEET AT A VERTICAL ANGLE BELOW THE HORIZON OF 32°32’40” TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.29 FEET

AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL EIGHT (8):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA6 AS SHOWN IN FILE 112, PAGE 01 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA6

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 136.35 FEET; THENCE NORTH 00°36’12” WEST, 60.97 FEET; THENCE NORTH 64°18’14” EAST, 7.27 FEET; THENCE NORTH 00°28’50” WEST, 156.32 FEET TO THE POINT OF BEGINNING; THENCE NORTH 25°41’08” WEST, 60.80 FEET; THENCE NORTH 64°40’35” EAST, 16.80 FEET; THENCE NORTH 00°36’39” WEST, 48.88 FEET; THENCE SOUTH 64°25’33” EAST, 5.15 FEET; THENCE SOUTH 80°16’36” EAST, 91.67 FEET; THENCE SOUTH 64°54’45” EAST, 3.97 FEET; THENCE SOUTH 02°40’26” WEST, 23.31 FEET; THENCE SOUTH 03°36’30” EAST, 27.47 FEET; THENCE SOUTH 10°37’10” EAST, 27.53 FEET; THENCE SOUTH 13°40’17” EAST, 8.67 FEET; THENCE SOUTH 84°56’14” WEST, 26.94 FEET; THENCE NORTH 00°52’53” WEST, 61.11 FEET; THENCE SOUTH 89°14’29” WEST, 42.05 FEET; THENCE SOUTH 00°32’12” EAST, 51.30 FEET; THENCE SOUTH 64°21’04” WEST, 28.09 FEET TO THE POINT OF BEGINNING.

PARCEL NA6 HAS A LOWER PLANE ELEVATION OF 2134.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL NINE (9):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA15 AS SHOWN IN FILE 112, PAGE 02 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA15

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER (NW1/4) OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND SAID STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 590.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 691.42 FEET; THENCE NORTH 00°54’27” WEST, 114.38 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89°23’20” EAST, 447.36 FEET; THENCE SOUTH 00°36’40” EAST, 55.03 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°26’12” EAST, 38.01 FEET; THENCE SOUTH 00°46’32” EAST, 8.60 FEET; THENCE SOUTH 89°05’01” WEST, 27.96 FEET; THENCE SOUTH 00°14’52” EAST, 39.33 FEET; THENCE SOUTH 87°01’19” WEST, 3.51 FEET; THENCE SOUTH 24°23’31” WEST, 35.22 FEET; THENCE SOUTH 65°26’29” EAST, 9.23 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 1; THENCE CONTINUING SOUTH 65°26’29” EAST, 16.30 FEET; THENCE SOUTH 24°23’35” WEST, 9.37 FEET; THENCE NORTH 65°36’25” WEST, 21.81 FEET; THENCE NORTH 24°23’35” EAST, 3.89 FEET; THENCE NORTH 65°25’32” WEST, 9.78 FEET; THENCE NORTH 24°22’24” EAST, 38.73 FEET; THENCE NORTH 00°33’30” WEST, 47.51 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.06 FEET AND AN UPPER ELEVATION OF 2144.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 1; THENCE SOUTH 65°26’29” EAST, A SLOPE DISTANCE OF 13.26 FEET AT A VERTICAL ANGLE ABOVE THE HORIZON OF 33°57’56” TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 2; THENCE SOUTH 24°23’35” WEST, 5.53 FEET; THENCE NORTH 65°29’41” WEST, A SLOPE DISTANCE OF 13.26 FEET AT A VERTICAL ANGLE BELOW THE HORIZON OF 33°57’56”; THENCE NORTH 24°23’35” EAST, 5.54 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE OF ELEVATION OF 2134.06 FEET AND AN UPPER PLANE ELEVATION OF 2141.47 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 2; THENCE SOUTH 65°26’29” EAST, 5.30 FEET; THENCE SOUTH 24°23’35” WEST, 9.37 FEET; THENCE NORTH 65°36’25” WEST, 5.30 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 3;

THENCE NORTH 24°23’35” EAST, 9.37 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.06 FEET AND AN UPPER PLANE ELEVATION OF 2141.47 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 3; THENCE NORTH 65°36’25” WEST, A SLOPE DISTANCE OF 4.69 FEET AT A VERTICAL ANGLE ABOVE THE HORIZON OF 36°32’38” TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 4; THENCE NORTH 24°23’35” EAST, 3.86 FEET; THENCE SOUTH 65°29’41” EAST, A SLOPE DISTANCE OF 4.69 FEET AT A VERTICAL ANGLE BELOW THE HORIZON OF 36°32’38”; THENCE SOUTH 24°23’35” WEST, 3.86 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.06 FEET AND AN UPPER ELEVATION OF 2144.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 4; THENCE NORTH 65°36’25” WEST, 12.76 FEET; THENCE NORTH 24°23’35” EAST, 3.89 FEET; THENCE SOUTH 65°29’41” EAST, 12.76 FEET; THENCE SOUTH 24°23’35” WEST, 3.86 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2134.06 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL TEN (10):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL PAT AS SHOWN IN FILE 112, PAGE 04 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL PAT

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER (NW ¼) SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST,

150.00 FEET; THENCE NORTH 80°44’46” EAST, 187.61 FEET TO THE POINT OF BEGINNING; THENCE NORTH 02°04’49” WEST, 38.87 FEET; THENCE SOUTH 89°36’50” WEST, 16.34 FEET; THENCE NORTH 83°50’21” WEST, 35.70 FEET; THENCE NORTH 75°34’09” WEST, 27.60 FEET; THENCE NORTH 69°25’08” WEST, 18.35 FEET; THENCE NORTH 62°34’11” WEST, 33.98 FEET; THENCE NORTH 54°17’49” WEST, 29.97 FEET; THENCE NORTH 46°59’34” WEST, 22.74 FEET; THENCE NORTH 40°08’28” WEST, 32.00 FEET; THENCE NORTH 33°03’43” WEST, 3.07 FEET; THENCE SOUTH 61°18’57” WEST, 0.73 FEET; THENCE NORTH 28°46’21” WEST, 38.64 FEET; THENCE NORTH 61°19’02” EAST, 0.28 FEET; THENCE NORTH 24°57’05” WEST, 12.99 FEET; THENCE NORTH 12°44’50” WEST, 18.14 FEET; THENCE SOUTH 84°42’26” WEST, 3.21 FEET; THENCE NORTH 13°40’17” WEST, 8.67 FEET; THENCE NORTH 10°37’10” WEST, 27.53 FEET; THENCE NORTH 03°36’30” WEST, 27.47 FEET; THENCE NORTH 02°40’26” EAST, 23.31 FEET; THENCE NORTH 64°54’45” WEST, 3.97 FEET; THENCE NORTH 24°28’49” EAST, 33.82 FEET; THENCE NORTH 65°31’11” WEST, 4.25 FEET; THENCE NORTH 00°39’39” WEST, 60.07 FEET; THENCE NORTH 89°01’26” EAST, 19.25 FEET; THENCE SOUTH 65°34’40” EAST, 12.39 FEET; THENCE NORTH 24°25’20” EAST, 43.25 FEET; THENCE NORTH 66°35’56” WEST, 4.97 FEET; THENCE NORTH 24°06’10” EAST, 21.38 FEET; THENCE SOUTH 65°48’52” EAST, 7.53 FEET; THENCE NORTH 24°00’35” EAST, 11.67 FEET; THENCE NORTH 65°10’06” WEST, 7.52 FEET; THENCE NORTH 25°15’30” WEST, 17.50 FEET; THENCE NORTH 55°25’35” EAST, 30.03 FEET; THENCE NORTH 61°17’00” EAST, 32.67 FEET; THENCE NORTH 68°21’59” EAST, 31.51 FEET; THENCE NORTH 75°44’49” EAST, 32.54 FEET; THENCE NORTH 83°01’01” EAST, 33.90 FEET; THENCE SOUTH 86°40’14” EAST, 59.11 FEET; THENCE SOUTH 75°46’00” EAST, 35.94 FEET; THENCE SOUTH 68°09’42” EAST, 33.08 FEET; THENCE SOUTH 61°04’29” EAST, 30.30 FEET; THENCE SOUTH 32°30’36” WEST, 36.71 FEET; THENCE NORTH 54°27’18” WEST, 5.39 FEET; THENCE SOUTH 36°38’59” WEST, 17.12 FEET; THENCE SOUTH 53°35’09” EAST, 33.83 FEET; THENCE SOUTH 46°47’07” EAST, 26.51 FEET; THENCE SOUTH 39°34’43” EAST, 26.17 FEET; THENCE NORTH 54°07’26” EAST, 53.90 FEET; THENCE SOUTH 32°21’53” EAST, 30.56 FEET; THENCE SOUTH 26°23’44” EAST, 20.09 FEET; THENCE SOUTH 19°10’09” EAST, 42.76 FEET; THENCE SOUTH 75°35’22” WEST, 38.87 FEET; THENCE SOUTH 10°13’49” EAST, 33.15 FEET; THENCE SOUTH 02°48’12” EAST, 23.39 FEET; THENCE SOUTH 03°34’14” WEST, 29.14 FEET; THENCE SOUTH 82°45’54” EAST, 38.91 FEET; THENCE SOUTH 10°51’38” WEST, 30.72 FEET; THENCE SOUTH 18°09’27” WEST, 32.09 FEET; THENCE SOUTH 25°25’38” WEST, 22.92 FEET; THENCE NORTH 62°57’05” WEST, 53.76 FEET; THENCE SOUTH 27°25’45” WEST, 9.17 FEET; THENCE SOUTH 32°58’15” WEST, 24.74 FEET; THENCE SOUTH 39°40’27” WEST, 24.73 FEET; THENCE SOUTH 46°56’53” WEST, 27.39 FEET; THENCE SOUTH 39°34’42” EAST, 52.83 FEET; THENCE SOUTH 51°59’10” WEST, 30.54 FEET; THENCE SOUTH 61°07’08” WEST, 33.91 FEET; THENCE SOUTH 69°09’29” WEST, 30.78 FEET; THENCE SOUTH 75°32’27” WEST, 32.50 FEET; THENCE SOUTH 83°29’29” WEST, 35.64 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM PARCEL NB14 AS SHOWN IN FILE 111, PAGE 94 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21, BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89 °31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00 °36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00 °36’27” WEST, 155.30

FEET; THENCE NORTH 89 °31’10” EAST, 365.00 FEET; THENCE NORTH 00 °36’27” WEST, 150.00 FEET; THENCE SOUTH 89 °31’10” WEST, 590 FEET TO THE EAST RIGHT OF WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT OF WAY, NORTH 00 °36’27” WEST, 434.07 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89 °23’33” EAST, 618.50 FEET TO THE POINT OF BEGINNING; THENCE NORTH 23 °51’47” EAST, 36.68 FEET; THENCE SOUTH 68 °09’41” EAST, 46.13 FEET; THENCE SOUTH 21 °50’19” WEST, 19.46 FEET; THENCE SOUTH 54 °36’20” WEST, 22.48 FEET; THENCE NORTH 65 °22’54” WEST, 35.30 FEET TO THE POINT OF BEGINNING.

PARCEL NB14 HAS AN UPPER PLANE ELEVATION OF 2117.29 FEET.

PARCEL PAT HAS AN UPPER ELEVATION OF INFINITY.

PARCEL ELEVEN (11):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA4 AS SHOWN IN FILE 112, PAGE 05 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA4

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 590.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 691.42 FEET; THENCE NORTH 00°54’27” WEST, 114.38 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89°23’20” EAST, 665.61 FEET; THENCE SOUTH 00°35’55” EAST, 39.49 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°24’05” EAST, 9.64 FEET; THENCE SOUTH 00°35’39” EAST, 32.12 FEET; THENCE SOUTH 88°57’10” WEST, 9.35 FEET; THENCE NORTH 01°06’33” WEST, 32.19 FEET TO THE POINT OF BEGINNING.

PARCEL NA4 HAS A LOWER PLANE ELEVATION OF 2117.29 FEET AND AN UPPER PLANE ELEVATION OF 2125.80 FEET.

PARCEL TWELVE (12):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA12 AS SHOWN IN FILE 112, PAGE 06 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA12

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 590.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 691.42 FEET; THENCE NORTH 00°54’27” WEST, 114.38 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89°23’20” EAST, 655.01 FEET; THENCE SOUTH 00°35’55” EAST, 38.24 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°24’05” EAST, 4.10 FEET; THENCE SOUTH 00°42’53” EAST, 3.25 FEET; THENCE NORTH 89°24’05” EAST, 5.33 FEET; THENCE SOUTH 00°35’55” EAST, 20.93 FEET; THENCE SOUTH 89°28’24” WEST, 9.39 FEET; THENCE NORTH 00°42’53” WEST, 24.17 FEET TO THE POINT OF BEGINNING.

PARCEL NA12 HAS A LOWER PLANE ELEVATION OF 2117.29 FEET AND AN UPPER PLANE ELEVATION OF 2134.29 FEET.

PARCEL THIRTEEN (13):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA13 AS SHOWN IN FILE 112, PAGE 07 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA13

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING

WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER (NW 1/4) OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 590.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 691.42 FEET; THENCE NORTH 00°54’27” WEST, 114.38 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89°23’20” EAST, 558.63 FEET; THENCE SOUTH 00°38’05” EAST, 39.64 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°30’29” EAST, 18.63 FEET; THENCE SOUTH 01°07’37” EAST, 4.21 FEET; THENCE SOUTH 89°29’40” WEST, 2.50 FEET; THENCE SOUTH 00°29’31” EAST, 16.19 FEET; THENCE SOUTH 89°30’29” WEST, 16.17 FEET; THENCE NORTH 00°29’31” WEST, 20.40 FEET TO THE POINT OF BEGINNING.

PARCEL NA13 HAS A LOWER PLANE ELEVATION OF 2117.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL FOURTEEN (14):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA AS SHOWN IN FILE 112, PAGE 08 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER (NW ¼) OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10”

WEST, 136.35 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89°31’10” WEST, 453.65 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 691.42 FEET; THENCE NORTH 00°54’27” WEST, 114.38 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY NORTH 89°23’20” EAST, 995.09 FEET; THENCE SOUTH 00°36’40” EAST, 55.14 FEET; THENCE NORTH 89°26’04” EAST, 1.87 FEET; THENCE SOUTH 00°24’51” EAST, 77.63 FEET; THENCE SOUTH 89°21’10” WEST, 122.55 FEET; THENCE NORTH 00°33’56” WEST, 77.83 FEET; THENCE SOUTH 89°26’04” WEST, 60.22 FEET; THENCE SOUTH 00°38’26” EAST, 78.74 FEET; THENCE NORTH 89°42’33” EAST, 0.11 FEET; THENCE SOUTH 00°40’41” EAST, 135.10 FEET; THENCE NORTH 75°46’00” WEST, 0.21 FEET; THENCE NORTH 86°40’14” WEST, 59.11 FEET; THENCE SOUTH 83°01’01” WEST, 33.90 FEET; THENCE SOUTH 75°44’49” WEST, 32.54 FEET; THENCE SOUTH 68°21’59” WEST, 31.51 FEET; THENCE SOUTH 61°17’00” WEST, 32.67 FEET; THENCE SOUTH 55°25’35” WEST, 30.03 FEET; THENCE SOUTH 25°15’30” EAST, 17.50 FEET; THENCE SOUTH 65°10’06” EAST, 7.52 FEET; THENCE SOUTH 24°00’35” WEST, 11.67 FEET; THENCE NORTH 65°48’52” WEST, 7.53 FEET; THENCE SOUTH 24°06’10” WEST, 21.38 FEET; THENCE SOUTH 66°35’56” EAST, 4.97 FEET; THENCE SOUTH 24°25’20” WEST, 43.25 FEET; THENCE NORTH 65°34’40” WEST, 12.39 FEET; THENCE SOUTH 89°01’26” WEST, 19.25 FEET; THENCE SOUTH 00°39’39” EAST, 60.07 FEET; THENCE SOUTH 65°31’11” EAST, 4.25 FEET; THENCE SOUTH 24°28’49” WEST, 33.82 FEET; THENCE SOUTH 64°54’45” EAST, 3.97 FEET; THENCE SOUTH 02°40’26” WEST, 23.31 FEET; THENCE SOUTH 03°36’30” EAST, 27.47 FEET; THENCE SOUTH 10°37’10” EAST, 27.53 FEET; THENCE SOUTH 13°40’17” EAST, 8.67 FEET; THENCE NORTH 84°42’26” EAST, 3.21 FEET; THENCE SOUTH 12°44’50” EAST, 18.14 FEET; THENCE SOUTH 24°57’05” EAST, 12.99 FEET; THENCE SOUTH 61°19’02” WEST, 0.28 FEET; THENCE SOUTH 64°45’39” WEST, 97.70 FEET; THENCE SOUTH 25°14’21” EAST, 74.12 FEET; THENCE SOUTH 64°18’14” WEST, 61.67 FEET; THENCE SOUTH 00°36’12” EAST, 60.97 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM PARCEL NB8 AS SHOWN IN FILE 111, PAGE 87 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21, THENCE NORTH 01°28’29” WEST, ALONG THE WEST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21, A DISTANCE OF 1175.72 FEET TO A POINT ON THE WESTERLY PROLONGATION OF THE NORTH LINE OF SAID LOT 1; THENCE ALONG SAID WESTERLY PROLONGATION, NORTH 89°23’20” EAST, 107.55 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE CONTINUING ALONG THE NORTH LINE OF SAID LOT 1, NORTH 89°23’20” EAST, 214.60 FEET; THENCE DEPARTING SAID NORTH LINE, SOUTH 00°36’40” EAST, 29.96 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°16’02” EAST, 40.64 FEET; THENCE SOUTH 00°43’58” EAST, 1.15 FEET; THENCE SOUTH 89°13’24” WEST, 8.31 FEET; THENCE SOUTH 00°46’36” EAST, 14.85 FEET; THENCE SOUTH 89°16’02” WEST, 15.66 FEET; THENCE SOUTH 00°43’58” EAST, 34.30 FEET; THENCE SOUTH 01°01’23” EAST, 39.73 FEET; THENCE SOUTH 88°58’37” WEST, 20.42 FEET; THENCE NORTH 00°28’57” WEST, 58.65 FEET; THENCE NORTH 88°43’35” EAST, 3.58 FEET; THENCE NORTH 01°16’25” WEST, 31.46 FEET TO THE POINT OF BEGINNING.

PARCEL NB8 HAS AN UPPER PLANE ELEVATION OF 2117.29 FEET.

FURTHER EXCEPTING THEREFROM PARCEL NB10 AS SHOWN IN FILE 111, PAGE 92 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE

DESCRIBED AS FOLLOWS:

PARCEL “1”

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21; THENCE NORTH 01°28’29” WEST, ALONG THE WEST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21, A DISTANCE OF 1175.72 FEET TO A POINT ON THE WESTERLY PROLONGATION OF THE NORTH LINE OF SAID LOT 1; THENCE ALONG SAID WESTERLY PROLONGATION, NORTH 89°23’20” EAST, 107.55 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE CONTINUING ALONG THE NORTH LINE OF SAID LOT 1, NORTH 89°23’20” EAST, 937.26 FEET; THENCE DEPARTING SAID NORTH LOT LINE, SOUTH 00°36’40” EAST, 63.05 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°34’34” EAST, 8.11 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “A”; THENCE SOUTH 00°07’36” WEST, 16.90 FEET; THENCE SOUTH 89°34’34” WEST, 8.11 FEET; THENCE NORTH 00°07’36” EAST, 16.90 FEET TO THE POINT OF BEGINNING.

PARCEL “1” OF PARCEL NB10 HAS AN UPPER PLANE ELEVATION OF 2117.29 FEET.

TOGETHER WITH THE FOLLOWING DESCRIBED AREA;

PARCEL “2”

BEGINNING AT THE AFOREMENTIONED POINT “A”; THENCE NORTH 89°34’34” EAST, 8.11 FEET; THENCE SOUTH 00°07’36” WEST, 16.90 FEET; THENCE SOUTH 89°34’34” WEST, 8.11 FEET; THENCE NORTH 00°07’36” EAST, 16.90 FEET TO THE POINT OF BEGINNING.

PARCEL “2” OF PARCEL NB10 HAS A LOWER PLANE ELEVATION OF 2111.29 FEET AND AN UPPER PLANE ELEVATION OF 2117.29 FEET.

PARCEL NA HAS AN UPPER PLANE ELEVATION OF 2117.29 FEET.

PARCEL FIFTEEN (15):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA2 AS SHOWN IN FILE 112, PAGE 09 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA2

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE

NORTHWEST CORNER (NW 1/4) OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 136.35 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89°31’10” WEST, 271.50 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “A”; THENCE CONTINUING SOUTH 89°31’10” WEST, 182.15 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 691.42 FEET; THENCE NORTH 00°54’27” WEST, 114.38 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89°23’20” EAST, 995.09 FEET; THENCE SOUTH 00°36’40” EAST, 55.14 FEET; THENCE SOUTH 89°26’04” WEST, 148.98 FEET; THENCE SOUTH 00°36’01” EAST, 47.55 FEET; THENCE SOUTH 89°26’44” WEST, 32.00 FEET; THENCE SOUTH 00°40’41” EAST, 166.27 FEET; THENCE NORTH 75°46’00” WEST, 0.21 FEET; THENCE NORTH 86°40’14” WEST, 59.11 FEET; THENCE SOUTH 83°01’01” WEST, 33.90 FEET; THENCE SOUTH 75°44’49” WEST, 32.54 FEET; THENCE SOUTH 68°21’59” WEST, 31.51 FEET; THENCE SOUTH 61°17’00” WEST, 32.67 FEET; THENCE SOUTH 55°25’35” WEST, 30.03 FEET; THENCE SOUTH 25°15’30” EAST, 17.50 FEET; THENCE SOUTH 65°10’06” EAST, 7.52 FEET; THENCE SOUTH 24°00’35” WEST, 11.67 FEET; THENCE NORTH 65°48’52” WEST, 7.53 FEET; THENCE SOUTH 24°06’10” WEST, 21.38 FEET; THENCE SOUTH 66°35’56” EAST, 4.97 FEET; THENCE SOUTH 24°25’20” WEST, 43.25 FEET; THENCE NORTH 65°34’40” WEST, 12.39 FEET; THENCE SOUTH 89°01’26” WEST, 19.25 FEET; THENCE SOUTH 00°39’39” EAST, 60.07 FEET; THENCE SOUTH 65°31’11” EAST, 4.25 FEET; THENCE SOUTH 24°28’49” WEST, 33.82 FEET; THENCE NORTH 64°54’45” EAST, 3.97 FEET; THENCE SOUTH 02°40’26” WEST, 23.31 FEET; THENCE SOUTH 03°36’30” EAST, 27.47 FEET; THENCE SOUTH 10°37’10” EAST, 27.53 FEET; THENCE SOUTH 13°40’17” EAST, 8.67 FEET; THENCE NORTH 84°42’26” EAST, 3.21 FEET; THENCE SOUTH 12°44’50” EAST, 18.14 FEET; THENCE SOUTH 24°57’05” EAST, 12.99 FEET; THENCE SOUTH 61°19’02” WEST, 0.28 FEET; THENCE SOUTH 64°45’39” WEST, 97.70 FEET; THENCE SOUTH 25°14’21” EAST, 74.12 FEET; THENCE SOUTH 64°18’14” WEST, 61.67 FEET; THENCE SOUTH 00°36’12” EAST, 60.97 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

COMMENCING AT THE AFOREMENTIONED POINT “A”; THENCE NORTH 00°39’34” WEST, 1.97 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 00°39’34” WEST, 10.80 FEET; THENCE NORTH 89°20’28” EAST, 1.61 FEET; THENCE SOUTH 00°39’34” EAST, 10.80 FEET; THENCE SOUTH 89°20’26” WEST, 1.61 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL HAS A LOWER PLANE ELEVATION OF 2144.29 FEET AND AN UPPER PLANE ELEVATION OF 2145.29.

FURTHER EXCEPTING THEREFROM THE FOLLOWING PARCELS:

PARCEL NB4 AS SHOWN IN FILE 111, PAGE 91 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE DESCRIBED AS FOLLOWS:

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING

WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21, BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER (NW 1/4) OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 433.44 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89°31’10” WEST, 77.92 FEET; THENCE NORTH 00°28’50” WEST, 0.67 FEET; THENCE SOUTH 88°18’38” WEST, 0.59 FEET; THENCE NORTH 00°37’21” WEST, 7.89 FEET; THENCE NORTH 88°16’52” WEST, 1.62 FEET; THENCE NORTH 46°39’43” WEST, 16.82 FEET; THENCE NORTH 00°48’13” WEST, 17.49 FEET; THENCE NORTH 44°55’10” EAST, 17.07 FEET; THENCE SOUTH 79°38’00” EAST, 1.58 FEET; THENCE NORTH 00°21’54” WEST, 14.09 FEET; THENCE SOUTH 89°38’05” WEST, 4.75 FEET; THENCE NORTH 00°33’20” WEST, 47.23 FEET; THENCE NORTH 81°49’18” WEST, 7.02 FEET; THENCE NORTH 00°45’04” WEST, 44.10 FEET; THENCE NORTH 89°45’05” EAST, 11.13 FEET; THENCE NORTH 00°24’46” WEST 6.76 FEET; THENCE NORTH 89°25’28” EAST, 78.69 FEET; THENCE SOUTH 00°45’37” EAST, 162.76 FEET TO THE POINT OF BEGINNING.

PARCEL NB4 HAS A LOWER PLANE ELEVATION OF 2144.29 FEET AND AN UPPER ELEVATION OF INFINITY.

PARCEL NB5 AS SHOWN IN FILE 111, PAGE 88 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21; THENCE NORTH 01°28’29” WEST, ALONG THE WEST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21, A DISTANCE OF 1175.72 FEET TO A POINT ON THE WESTERLY PROLONGATION OF THE NORTH LINE OF SAID LOT 1; THENCE ALONG SAID WESTERLY PROLONGATION, NORTH 89°23’20” EAST, 107.55 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE CONTINUING ALONG THE NORTH LINE OF SAID LOT 1, NORTH 89°23’20” EAST, 246.93 FEET; THENCE DEPARTING SAID NORTH LOT LINE, SOUTH 00°36’40” EAST, 29.89 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°46’36” EAST, 24.98 FEET; THENCE SOUTH 89°26’21” WEST, 20.14 FEET; THENCE NORTH 00°33’37” WEST, 8.60 FEET; THENCE SOUTH 89°26’23” WEST, 11.35 FEET; THENCE SOUTH 00°33’37” EAST, 8.60 FEET; THENCE SOUTH 89°31’31” WEST, 32.59 FEET; THENCE SOUTH 01°00’06” EAST, 135.40 FEET; THENCE SOUTH 88°56’33” WEST, 6.03 FEET; THENCE NORTH 00°50’48” WEST, 40.45 FEET; THENCE SOUTH 89°09’12” WEST, 37.37 FEET; THENCE SOUTH 47°07’07” WEST, 60.66 FEET; THENCE SOUTH 89°08’03” WEST, 1.67 FEET; THENCE SOUTH 00°51’57” EAST, 2.48 FEET; THENCE SOUTH 89°08’03” WEST, 15.40 FEET; THENCE NORTH 45°06’44” WEST, 11.67 FEET; THENCE NORTH 00°41’40” WEST, 15.49 FEET; THENCE NORTH 44°39’23” EAST, 14.74 FEET; THENCE NORTH 89°22’28” EAST, 5.69 FEET; THENCE NORTH 05°16’55” EAST, 54.19 FEET; THENCE SOUTH 89°10’56” WEST, 4.06 FEET; THENCE NORTH 45°11’33”

WEST, 4.59 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 13.91 FEET, FROM WHICH THE RADIUS BEARS NORTH 39°50’17” WEST, THENCE NORTHWESTERLY ALONG SAID CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 167°59’03”, AN ARC LENGTH OF 40.78 FEET TO A POINT OF NON-TANGENCY TO WHICH A RADIAL LINE BEARS NORTH 51°51’14” WEST; THENCE ALONG A NON-TANGENT LINE NORTH 44°52’42” WEST, 4.64 FEET; THENCE NORTH 00°35’26” WEST, 34.07 FEET; THENCE NORTH 43°59’53” EAST, 7.54 FEET; THENCE NORTH 88°49’23” EAST, 26.50 FEET; THENCE NORTH 01°10’37” WEST, 9.22 FEET; THENCE NORTH 89°16’16” EAST, 153.53 FEET TO THE POINT OF BEGINNING.

PARCEL NB5 HAS A LOWER PLANE ELEVATION OF 2144.29 FEET AND AN UPPER ELEVATION OF INFINITY.

PARCEL NB13 AS SHOWN IN FILE 111, PAGE 95 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE, DESCRIBED AS FOLLOWS:

A CYLINDER HAVING A 32.09 FOOT RADIUS BEING A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 0033 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21, BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 590.00 FEET TO THE EAST RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 373.97 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89°23’33” EAST, 507.55 FEET TO THE RADIUS POINT OF SAID CYLINDER AND BEING THE POINT OF BEGINNING.

PARCEL NB13 HAS A LOWER PLANE ELEVATION OF 2144.29 FEET AND AN UPPER PLANE ELEVATION OF 2171.85 FEET.

PARCEL NA2 HAS A LOWER PLANE ELEVATION OF 2144.29 FEET AND AN UPPER ELEVATION OF INFINITY.

PARCEL SIXTEEN (16):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA14 AS SHOWN IN FILE 112, PAGE 11 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA14

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 459.06 FEET; THENCE NORTH 00°28’50” WEST, 1.81 FEET TO A POINT HEREINAFTER REFERRED AS POINT NO. 1, SAME POINT BEING THE POINT OF BEGINNING; THENCE NORTH 00°39’34” WEST, 10.80 FEET; THENCE NORTH 89°20’26” EAST, 52.83 FEET; THENCE SOUTH 00°39’34” EAST, 10.80 FEET; THENCE SOUTH 89°20’26” WEST, 52.83 FEET TO POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2117.29 FEET AND AN UPPER PLANE ELEVATION OF 2145.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 1; THENCE NORTH 00°39’34” WEST, 10.80 FEET; THENCE NORTH 89°20’26” EAST, A SLOPE DISTANCE OF 16.41 FEET AT A VERTICAL ANGLE ABOVE THE HORIZON OF 33°15’50” TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 2; THENCE SOUTH 00°39’34” EAST, 10.80 FEET; THENCE SOUTH 89°20’26” WEST, A SLOPE DISTANCE OF 16.41 FEET AT A VERTICAL ANGLE BELOW THE HORIZON OF 33°15’50” TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2117.29 FEET AND AN UPPER PLANE ELEVATION OF 2126.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 2; THENCE NORTH 89°20’26” EAST, 7.11 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 3; THENCE SOUTH 00°39’34” EAST, 10.80 FEET; THENCE SOUTH 89°20’26” WEST, 7.11 FEET; THENCE NORTH 00°39’34” WEST, 10.80 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2117.29 FEET AND AN UPPER PLANE ELEVATION OF 2126.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 3; THENCE NORTH 89°20’26” EAST, A SLOPE DISTANCE OF 17.09 FEET AT A VERTICAL ANGLE ABOVE THE HORIZON OF 31°46’28” TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 4; THENCE SOUTH 00°39’34” EAST, 10.80 FEET; THENCE SOUTH 89°20’26” WEST, A SLOPE DISTANCE OF 17.09 FEET AT A VERTICAL ANGLE BELOW THE HORIZON OF 31°46’28”; THENCE NORTH 00°39’34” WEST, 10.80 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2126.29 FEET AND AN UPPER PLANE ELEVATION OF 2136.29 FEET.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 4; THENCE NORTH 89°20’26” EAST, 2.94 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT NO. 5; THENCE SOUTH 00°39’34” EAST, 10.80 FEET; THENCE SOUTH 89°20’26” WEST, 2.94 FEET; THENCE NORTH 00°39’34” WEST, 10.80 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2117.29 FEET AND AN UPPER PLANE ELEVATION OF 2136.29.

TOGETHER WITH THE FOLLOWING DESCRIBED AREA:

BEGINNING AT THE AFOREMENTIONED POINT NO. 5; THENCE NORTH 89°20’26” EAST, A SLOPE DISTANCE OF 17.09 FEET AT A VERTICAL ANGLE ABOVE THE HORIZON OF 31°46’28”; THENCE SOUTH 00°39’34” EAST, 10.80 FEET; THENCE SOUTH 89°20’26” WEST, A SLOPE DISTANCE OF 17.09 FEET AT A VERTICAL ANGLE BELOW THE HORIZON OF 31°46’28”; THENCE NORTH 00°39’34” WEST, 10.80 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA HAS A LOWER PLANE ELEVATION OF 2136.29 FEET AND AN UPPER PLANE ELEVATION OF 2145.29 FEET.

PARCEL SEVENTEEN (17):

EXPLANATION:

THIS LEGAL DESCRIBES PARCEL NA1 AS SHOWN IN FILE 112, PAGE 10 OF SURVEYS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE.

LEGAL DESCRIPTION

PARCEL NA1

A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE ALADDIN COMMERCIAL SUBDIVISION” AS RECORDED IN BOOK 96, PAGE 33 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 21 BEING A POINT ON THE CENTERLINE OF HARMON AVENUE; THENCE NORTH 89°31’10” EAST ALONG THE SOUTH LINE OF THE NORTHWEST CORNER OF SAID SECTION 21 AND THE CENTERLINE OF SAID

HARMON AVENUE, 315.36 FEET; THENCE DEPARTING SAID SOUTH LINE AND STREET CENTERLINE, NORTH 00°36’27” WEST, 64.70 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY AND CONTINUING NORTH 00°36’27” WEST, 155.30 FEET; THENCE NORTH 89°31’10” EAST, 365.00 FEET; THENCE NORTH 00°36’27” WEST, 150.00 FEET; THENCE SOUTH 89°31’10” WEST, 511.36 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89°31’10” WEST, 78.64 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY, NORTH 00°36’27” WEST, 691.42 FEET; THENCE NORTH 00°54’27” WEST, 114.38 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY, NORTH 89°23’20” EAST, 995.09 FEET; THENCE SOUTH 00°36’40” EAST, 55.14 FEET; THENCE SOUTH 89°26’04” WEST, 238.13 FEET; THENCE NORTH 00°36’12” WEST, 24.94 FEET; THENCE SOUTH 89°24’05” WEST, 171.48 FEET; THENCE NORTH 01°02’20” WEST, 6.54 FEET; THENCE SOUTH 89°21’55” WEST, 41.81 FEET; THENCE SOUTH 00°23’47” EAST, 6.50 FEET; THENCE SOUTH 89°21’10” WEST, 30.06 FEET; THENCE SOUTH 00°27’18” WEST, 25.12 FEET; THENCE SOUTH 89°26’12” WEST, 266.06 FEET; THENCE NORTH 00°46’36” WEST, 24.98 FEET; THENCE SOUTH 89°16’16” WEST, 153.53 FEET; THENCE SOUTH 01°10’37” EAST, 9.22 FEET; THENCE SOUTH 88°49’23” WEST, 26.50 FEET; THENCE SOUTH 43°59’53 WEST, 7.54 FEET; THENCE SOUTH 00°35’26” EAST, 34.07 FEET; THENCE SOUTH 44°52’42” EAST, 4.64 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 13.91 FEET, FROM WHICH A RADIAL LINE BEARS SOUTH 51°51’14” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 167°59’03”, AN ARC LENGTH OF 40.78 FEET TO A POINT OF NON-TANGENCY, A RADIAL LINE TO SAID POINT BEARS SOUTH 39°50’17” EAST; THENCE ALONG A NON-TANGENT LINE SOUTH 45°11’33” EAST, 4.59 FEET; THENCE NORTH 89°10’56” EAST, 4.06 FEET; THENCE SOUTH 05°16’55” WEST, 54.19 FEET; THENCE SOUTH 89°22’28” WEST, 5.69 FEET; THENCE SOUTH 44°39’23” WEST, 14.74 FEET; THENCE SOUTH 00°41’40” EAST, 15.49 FEET; THENCE SOUTH 45°06’44” EAST, 11.67 FEET; THENCE NORTH 89°08’03” EAST, 15.40 FEET; THENCE SOUTH 00°51’57” EAST, 3.09 FEET; THENCE SOUTH 45°34’44” EAST, 20.69 FEET; THENCE NORTH 89°51’51” EAST, 7.08 FEET; THENCE NORTH 00°36’08” WEST, 10.54 FEET; THENCE NORTH 89°22’51” EAST, 8.64 FEET; THENCE SOUTH 00°51’36” EAST, 6.32 FEET; THENCE NORTH 89°23’00” EAST, 70.00 FEET; THENCE NORTH 00°37’00” WEST, 2.46 FEET; THENCE NORTH 89°21’39” EAST, 42.47 FEET; THENCE SOUTH 00°34’21” EAST, 2.48 FEET; THENCE NORTH 89°23’00” EAST, 9.86 FEET; THENCE NORTH 00°43’19” WEST, 22.52 FEET; THENCE NORTH 89°15’40” EAST, 8.51 FEET; THENCE SOUTH 00°42’30” EAST, 2.77 FEET; THENCE NORTH 89°17’30” EAST, 109.10 FEET; THENCE NORTH 01°05’27” WEST, 2.82 FEET; THENCE NORTH 89°48’50” EAST, 8.27 FEET; THENCE SOUTH 65°42’02” EAST, 42.12 FEET; THENCE SOUTH 25°03’42” WEST, 5.05 FEET; THENCE SOUTH 65°27’22” EAST, 25.40 FEET; THENCE NORTH 11°28’05” EAST, 0.61 FEET; THENCE SOUTH 65°22’40” EAST, 39.03 FEET; THENCE SOUTH 24°17’06” WEST, 24.04 FEET; THENCE SOUTH 63°36’49” EAST, 9.33 FEET; THENCE SOUTH 01°01’35” WEST, 10.31 FEET; THENCE SOUTH 25°00’58” WEST, 43.66 FEET; SOUTH 65°55’32” EAST, 27.15 FEET; THENCE SOUTH 24°20’07” WEST, 74.69 FEET; THENCE SOUTH 45°12’47” WEST, 2.26 FEET; THENCE SOUTH 45°48’06” EAST, 19.04 FEET; THENCE NORTH 89°40’45” EAST, 3.70 FEET; THENCE NORTH 04°12’09” EAST, 1.49 FEET; THENCE NORTH 88°19’56” EAST, 4.28 FEET; THENCE SOUTH 00°41’26” EAST, 62.53 FEET; THENCE SOUTH 89°37’37” WEST, 8.30 FEET; THENCE SOUTH 00°36’39” EAST, 60.49 FEET; THENCE SOUTH 64°40’35” WEST, 16.80 FEET; THENCE SOUTH 25°41’08” EAST, 60.80 FEET; THENCE SOUTH 64°22’54” WEST, 87.94 FEET; THENCE NORTH 24°50’35” WEST, 3.46 FEET; THENCE SOUTH 65°09’25” WEST, 6.45 FEET; THENCE SOUTH 24°50’35” EAST, 3.51 FEET; THENCE SOUTH 64°23’08” WEST, 139.31 FEET; THENCE NORTH 25°54’06” WEST, 37.43 FEET; THENCE SOUTH 89°01’31”

WEST, 19.00 FEET; THENCE NORTH 00°44’18” WEST, 34.11 FEET; THENCE SOUTH 88°58’21” WEST, 2.57 FEET; THENCE NORTH 00°19’14” EAST, 2.01 FEET; THENCE SOUTH 89°26’21” WEST, 133.64 FEET; THENCE SOUTH 00°24’46” EAST, 34.83 FEET; THENCE SOUTH 89°45’05” WEST, 11.13 FEET; THENCE SOUTH 00°45’04” EAST, 44.10 FEET; THENCE SOUTH 81°49’18” EAST, 7.02 FEET; THENCE SOUTH 00°33’20” EAST, 47.23 FEET; THENCE NORTH 89°38’05” EAST, 4.75 FEET; THENCE SOUTH 00°21’54” EAST, 14.09 FEET; THENCE NORTH 79°38’00” WEST, 1.58 FEET; THENCE SOUTH 44°55’10” WEST, 17.07 FEET; THENCE SOUTH 00°48’13” EAST, 17.49 FEET; THENCE SOUTH 46°39’43” EAST, 16.82 FEET; THENCE SOUTH 88°16’52” EAST, 1.62 FEET; THENCE SOUTH 00°37’21” EAST, 7.89 FEET; THENCE NORTH 88°18’38” EAST, 0.59 FEET; THENCE SOUTH 00°28’50” EAST, 0.67 FEET TO THE POINT OF BEGINNING.

PARCEL NA1 HAS A LOWER PLANE ELEVATION OF 2117.29 FEET AND AN UPPER PLANE ELEVATION OF 2144.29 FEET.

PARCEL EIGHTEEN (18):

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS, PARKING, UTILITIES, MAINTENANCE AND OTHER USES AS PROVIDED FOR IN THAT CERTAIN “CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT” BY AND BETWEEN ALADDIN GAMING, LLC, ALADDIN BAZAAR, LLC AND ALADDIN MUSIC HOLDINGS, LLC, RECORDED MARCH 2, 1998 IN BOOK 980302 AS INSTRUMENT NO. 00003 AND RE-RECORDED MARCH 24, 1998 IN BOOK 980324 AS INSTRUMENT NO. 01111 AND RE-RECORDED MAY 29, 1998 IN BOOK 980529 AS INSTRUMENT NO. 02358 AND RE-RECORDED OCTOBER 22, 1998 IN BOOK 981022 AS INSTRUMENT NO. 00509 AS AMENDED BY MEMORANDUM OF AMENDMENT AND RATIFICATION OF REA RECORDED NOVEMBER 20, 2000 IN BOOK 20001120 AS INSTRUMENT NO. 00858, AS AMENDED BY SECOND AMENDMENT OF CONSTRUCTION, OPERATION RECIPROCAL EASEMENT AGREEMENT RECORDED MARCH 31, 2003 IN BOOK 20030331 AS INSTRUMENT NO. 04875, AS ASSIGNED BY “ASSIGNMENT AND ASSUMPTION OF RECIPROCAL EASEMENT AGREEMENT” RECORDED SEPTEMBER 1, 2004 IN BOOK 20040901 AS INSTRUMENT NO. 00285 OF OFFICIAL RECORDS, AS MODIFIED BY A DOCUMENT DECLARING MODIFICATIONS THEREOF RECORDED NOVEMBER 17, 2005 IN BOOK 20051117 AS INSTRUMENT NO. 05802 OF OFFICIAL RECORDS OF CLARKS COUNTY, NEVADA.

PARCEL NINETEEN (19):

A NON-EXCLUSIVE RIGHT TO USE THAT CERTAIN MULTI-LEVEL PARKING STRUCTURE AND SURFACE-LEVEL PARKING FACILITIES AS SET FORTH IN THAT CERTAIN “MEMORANDUM OF COMMON PARKING AREA USE AGREEMENT” BY AND BETWEEN ALADDIN GAMING, LLC AND ALADDIN BAZAAR, LLC RECORDED MARCH 2, 1998 IN BOOK 980302 AS INSTRUMENT NO. 00005 AND RE-RECORDED MAY 29, 1998 IN BOOK 980529 AS INSTRUMENT NO. 02360 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS.

NOTE: THE ABOVE METES AND BOUNDS LEGAL DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED SEPTEMBER 1, 2004 IN BOOK 20040901 AS INSTRUMENT NO. 00286 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.